                         NOTICE OF GUARANTEED DELIVERY
                      TO TENDER OF SHARES OF COMMON STOCK
                                       OF
                            BRISTOL HOTELS & RESORTS
                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED MARCH 6, 2000
                                       OF
                            BHR NORTH AMERICA, INC.
                    AN INDIRECT, WHOLLY OWNED SUBSIDIARY OF
                                    BASS PLC

    This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) (i) if certificates ("Share
Certificates") evidencing shares (the "Shares") of common stock, par value $0.01 per share, of Bristol Hotels & Resorts, a Delaware corporation (the "Company"), are not immediately available, (ii) if Share Certificates and all other required documents cannot be delivered to ChaseMellon Shareholder Services, L.L.C., as Depositary (the "Depositary"), prior to the Expiration Date (as defined under
"Terms of the Offer" in the Offer to Purchase (as defined below)) or (iii) if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail to the Depositary. See "Procedures for Accepting the Offer and Tendering
Shares" in the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

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
          BY MAIL:                BY OVERNIGHT DELIVERY:                BY HAND:
        P.O. Box 3301               85 Challenger Road          120 Broadway, 13th Floor
 South Hackensack, NJ 07606           Mail Drop-Reorg              New York, NY 10271
    Attn: Reorganization         Ridgefield Park, NJ 07660        Attn: Reorganization
         Department                Attn: Reorganization                Department
                                        Department

                                 BY FACSIMILE TRANSMISSION
                                (FOR ELIGIBLE INSTITUTIONS
                                          ONLY):
                                      (201) 296-4293

                                   CONFIRM BY TELEPHONE:
                                      (201) 296-4860

                            ------------------------

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

    The undersigned hereby tenders to BHR North America, Inc., a Delaware corporation (the "Purchaser") and an indirect, wholly owned subsidiary of Bass PLC, upon the terms and subject to the conditions set forth in the Offer to Purchase dated March 6, 2000 (the "Offer to Purchase") and the related Letter of Transmittal (the "Letter of Transmittal" and, together with the Offer to Purchase, the "Offer"), receipt of which is hereby acknowledged, ____________ shares of common stock, par value $0.01 per share (the "Shares"), of Bristol Hotels & Resorts, a Delaware corporation, pursuant to the guaranteed delivery procedure set forth under "Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase.

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Certificate Nos. (if available):                                   SIGN HERE

-------------------------------------------       -------------------------------------------

                                                          (Signature(s) of Holder(s))

                                                  Dated:
-------------------------------------------       -------------------------------------------

                                                  Name(s) of Holder(s):

If Shares will be delivered by book-entry
transfer:
                                                  -------------------------------------------

                                                              Please type or print

Account No.
-------------------------------------------       -------------------------------------------

at The Depository Trust Company                                     Address

                                                  --------------------------------------------

                                                                                      Zip Code

                                                  --------------------------------------------

                                                         Area Code and Telephone Number
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                                       2

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, guarantees (a) that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange
Act of 1934, (b) that such tender of Shares complies with Rule 14e-4 and (c) to deliver to the Depositary the Shares tendered hereby, together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof) or, in the case of a book-entry transfer, an Agent's Message (as defined in the Offer to Purchase) in lieu of the Letter of Transmittal, and any other required documents, all within three New York Stock Exchange trading days of the date hereof.

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-------------------------------------------        -------------------------------------------

                Name of Firm                                   Authorized Signature

--------------------------------------------       --------------------------------------------

                  Address                                             Title

                                                   Name:
                                                    -------------------------------------------
--------------------------------------------

                                    Zip Code                   Please type or print

                                                   Dated:
                                                    -------------------------------------------
--------------------------------------------

       Area Code and Telephone Number

                DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE.
       SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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